Exhibit 99.7

FREQUENTLY ASKED QUESTIONS ABOUT THE

MERGER TRANSACTIONS

1.             What is a Letter of Transmittal?

A Letter of Transmittal is the form used to submit paper certificates or convert book-entry positions (i.e., ownership interests recorded only on the books of a company in lieu of issuing a paper certificate) formerly representing partnership interests (“Existing Partnership Units”) of the Partnerships (as this term is defined in question 2 below) for limited partnership units (“NTS Realty Units”) of NTS Realty Holdings Limited Partnership (“NTS Realty” or the “Company”).

2.             Why did I receive it?

On February 3, 2004, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with NTS-Properties III, NTS-Properties IV, NTS-Properties V, a Maryland limited partnership, NTS-Properties VI, a Maryland limited partnership, and NTS-Properties VII, Ltd. (each a “Partnership” and collectively the “Partnerships”). The closing of the transactions contemplated by the Merger Agreement occurred on December 28, 2004 and, as a result, the Partnerships have merged into the Company. Pursuant to the Merger Agreement, the Company is required to send Letters of Transmittal to holders of Existing Partnership Units. Records show that you are a holder of Existing Partnership Units. The Letter of Transmittal is used to exchange your Existing Partnership Units for NTS Realty Units. Please note that you will receive a separate Letter of Transmittal for each Partnership in which you hold Existing Partnership Units; therefore, you may have to complete multiple Letters of Transmittal to receive all of the NTS Realty Units to which you may be entitled.

3.             What do I have to do?

Read and carefully complete the enclosed Letter of Transmittal. You may obtain additional copies by fax or mail by contacting the Information Agent, the Altman Group, at (800) 780-7441 between the hours of 8 a.m. and 10 p.m. eastern time.

Make sure to:

•              accurately list the certificate number(s), if applicable, and number of Existing Partnership Units being surrendered;

•              sign the Letter of Transmittal exactly as your name appears on the printed label attached to the Letter of Transmittal; and

•              include the date and your day time phone number.

All holders of Existing Partnership Units, whether presently held in certificate or book-entry form, must properly complete and return a Letter of Transmittal in order to receive NTS Realty Units. If your Existing Partnership Units are held in book-entry form, you must indicate this in the proper location on the Letter of Transmittal. If you are not sure how to proceed, please contact the Information Agent at (800) 780-7441 for instructions.

4.             Where do I send the Letter of Transmittal after it is completed, and what is the best way to send it?

Please send to:

For Delivery by Courier or by Hand:	For All Other Deliveries:
Registrar and Transfer Company	Registrar and Transfer Company
10 Commerce Drive	P.O. Box 645
Cranford, NJ 07016	Cranford, NJ 07016
Attn: Corporate Actions	Attn: Corporate Actions

You should make copies of the completed Letter of Transmittal and any other documents submitted along with it. We strongly recommend that you use an overnight courier service, like Federal Express, UPS or DHL, to deliver documents to Registrar and Transfer Company. If you choose to use the mail, we recommend the use of registered insured mail, return receipt requested.

5.             What happens if my certificate(s) is lost or not accessible to me?

If you have lost your certificate(s), check the box on the front page of the Letter of Transmittal, under the address information, to indicate that you have lost your certificate(s), complete the section on the reverse side of the Letter of Transmittal entitled AFFIDAVIT FOR LOST CERTIFICATE(S) and return it along with a check to cover the lost certificate surety bond premium of 1.5% of the value of the lost certificate(s) (minimum $20.00). If the premium exceeds $1,500.00 please contact the Information Agent at (800) 780-7441. If you cannot mail your certificate(s) because you are at a seasonal address, you should wait until you can retrieve it and mail it with the completed Letter of Transmittal. This should be done as soon as possible.

To calculate the surety bond premium of 1.5% of the market value of your lost certificates, you must first determine the number of NTS Realty Units that you are otherwise entitled to receive for those lost certificates. You must then obtain from your broker the current market price for NTS Realty Units, as reported by the American Stock Exchange. Using this information, multiply the current market price by the number of NTS Realty Units that you are otherwise entitled to receive for your lost certificates and then multiply the resulting product by 0.015. This amount equals the surety bond premium of 1.5% that you must submit with the Letter of Transmittal, subject to a $20 minimum fee. If you have any questions about this calculation, please contact the Information Agent.

6.             What happens if I have some of my certificates but the remaining certificates are lost or not accessible to me?

Include the certificates that you do have with the submission of your Letter of Transmittal. However, you should then check the box on the front page of the Letter of Transmittal, under the address information, to indicate that you have lost some of your certificates, complete the section on the reverse side of the Letter of Transmittal entitled AFFIDAVIT FOR LOST CERTIFICATE(S) and return it along with a check to cover the lost certificate surety bond premium of 1.5% of the value of the lost certificate(s) (minimum $20.00). If the premium exceeds $1,500.00 please contact the Information Agent at (800) 780-7441. If you cannot mail your certificate(s) because you are at a seasonal address, you should wait until you can retrieve it and mail it with the completed Letter of Transmittal. This should be done as soon as possible.

To calculate the surety bond premium of 1.5% of the market value of your lost certificates, you must first determine the number of NTS Realty Units that you are otherwise entitled to receive for those lost certificates. You must then obtain from your broker the current market price for NTS Realty Units, as reported by the American Stock Exchange. Using this information, multiply the current market price by the number of NTS Realty Units that you are otherwise entitled to receive for your lost certificates and then multiply the resulting product by 0.015. This amount equals the surety bond premium of 1.5% that you must submit with the Letter of Transmittal, subject to a $20 minimum fee. If you have any questions about this calculation, please contact the Information Agent as soon as possible.

7.             What if I hold Existing Partnership Units in a brokerage account?

All holders of Existing Partnership Units, whether presently held in certificate or book-entry form, are required to properly complete and return a Letter of Transmittal in order to receive NTS Realty Units. If your Existing Partnership Units are held in a brokerage account, please contact your broker to have the Letter of Transmittal completed and returned to Registrar and Transfer Company as soon as possible.

8.             What if I hold Existing Partnership Units in book-entry form?

All holders of Existing Partnership Units, whether presently held in certificate or book-entry form, are required to properly complete and return a Letter of Transmittal in order to receive NTS Realty Units. If your Existing Partnership Units are held in book-entry form, you must indicate this in the proper location on the Letter of Transmittal.

9.             Suppose I decide not to complete the Letter of Transmittal. What will happen?

As of the closing of the merger, your Existing Partnership Units represent only the right to receive NTS Realty Units. You must properly complete and return a Letter of Transmittal to receive NTS Realty Units. Further, pending your exchange of Existing Partnership Units for NTS Realty Units, (i) income, gain and loss resulting from the Company’s operations will continue to be allocated to you, (ii) you will not receive distributions with respect to the NTS Realty Units although these distributions, if any, will be credited to you once you properly complete and return a Letter of Transmittal and (iii) you will not be able to sell, assign, pledge, gift, convey, transfer or otherwise dispose of any NTS Realty Units to which you may be entitled, except by will or the laws of descent and distribution; any violating sale, assignment, pledge, gift, conveyance, transfer or other disposal will be null and void.

10.          What if I want to exercise appraisal rights instead of exchanging my Existing Partnership Units for NTS Realty Units?

State law and the partnership agreements governing each Partnership determine whether or not appraisal rights are available to you. If appraisal rights are available, you must comply with the procedures mandated by state law and the partnership agreements, if applicable, to exercise your appraisal rights. Returning a properly completed and duly executed Letter of Transmittal, however, will constitute a waiver of any appraisal rights with respect to your Existing Partnership Units. Further, if you have previously filed a demand for appraisal with respect to your Existing Partnership Units, returning a properly completed and duly executed Letter of Transmittal constitutes a withdrawal of your demand. If you have additional questions about appraisal rights, please contact your legal counsel.

11.          Once I complete the Letter of Transmittal and turn in my certificates, how many NTS Realty Units will I receive?

Holders of Existing Partnership Units will receive a number of NTS Realty Units pursuant to the following formula: (i) the number of Existing Partnership Units in the Partnership held by the limited partner; multiplied by (ii) the net asset value allocable to the limited partners of the Partnership; divided by (iii) the total number of Existing Partnership Units outstanding in the Partnership; divided by (iv) ten (10); and (v) with the results of steps (i), (ii), (iii) and (iv) rounded to the nearest whole number (rounding down to the nearest whole number for fractional interests less than .5 and rounding up to the nearest whole number for fractional interests equal to or greater than .5). The following chart sets forth the net asset value allocable to the limited partners of each Partnership ((ii) above) and the total number of Existing Partnership Units outstanding in each Partnership ((iii) above), which information, taken together with the number of Existing Partnership Units held by each limited partner, can be used to calculate the number of NTS Realty Units that each limited partner will be entitled to receive:

Partnership	Net Asset Value Allocable to Limited Partners	Total Number of Existing Partnership Units(1)
NTS-III	$10,618,275	12,570
NTS-IV	$17,370,078	24,109
NTS-V	$14,909,175	30,521
NTS-VI	$39,298,351	38,889
NTS-VII	$10,010,922	552,236

(1) The general partners of the Partnerships own five interests in each of the Partnerships which are not reflected in this chart because the general partners have never received any economic rights in connection with these interests and will receive no consideration with respect to these interests.

12.          Will I receive any fractional NTS Realty Units?

When calculating the number of NTS Realty Units you will receive, all fractions will be rounded up or down to the nearest whole number so that you will not receive any fractional NTS Realty Units.

13.          Will I receive certificates of the NTS Realty Units in exchange for my old certificates or book-entry positions?

No, the Company generally will issue and distribute the NTS Realty Units in book-entry form only, which is commonly referred to as direct registration. Direct registration means that NTS Realty Units will be credited in book form, in lieu of a paper certificate, to an account maintained by Registrar and Transfer Company. As soon as practicable after receipt of a properly completed and duly executed Letter of Transmittal, Registrar and Transfer Company will issue to you a direct registration statement indicating the number of NTS Realty Units that you hold. Direct registration statements also will contain instructions to transfer shares into “street name” with a broker if you wish to do so.

14.          Are there any advantages to direct registration?

Yes, there are a number of advantages to direct registration. There is no inconvenience of storage or risk of loss. Direct registration is a secure alternative and is more cost effective. Printing, issuing and maintaining paper inventory is costly. Reducing the number of certificates keeps costs down, which benefits both you and the Company.

15.          If I prefer to receive paper certificates, can I request to have them sent to me?

If you would like to receive paper certificates representing your NTS Realty Units, you must indicate this on the Letter of Transmittal. Otherwise, the Company will not issue paper certificates. However, if you decide at a later date that you would like paper certificates issued to you, simply contact Registrar and Transfer Company and they will send a certificate to you.

16.          If there is a distribution made with respect to the NTS Realty Units before the time I return a Letter of Transmittal, will I be credited with the distribution?

Yes, but you must first complete the Letter of Transmittal and submit any certificates that you have in your possession. The Company will then credit to you any distributions made with regard to the NTS Realty Units that are declared after the closing of the merger and paid prior to the time you exchange your Existing Partnership Units for NTS Realty Units.

17.          Are there any tax consequences to me for this exchange?

Although the exchange generally will not cause any gain or loss to be recognized, the tax treatment of each limited partner depends on the limited partner’s individual circumstances. We urge you to consult your tax advisor for further information.

18.          When will my new NTS Realty Units be registered in my name?

Registration typically will be completed within ten business days following receipt by Registrar and Transfer Company of a properly completed and duly executed Letter of Transmittal. Under no circumstances will Existing Partnership Units be exchanged for NTS Realty Units prior to the effective time of the merger. Failure to properly complete the Letter of Transmittal may increase the time necessary to process the exchange.

19.          When will a trading market develop for the NTS Realty Units?

The Company has received approval to list the NTS Realty Units on the American Stock Exchange (“AMEX”). The Company expects that the NTS Realty Units will be able to be traded beginning on or about December 29, 2004 on a “when-issued” basis. The term “when-issued” means that NTS Realty Units can be traded prior to the time that holders of Existing Partnership Units have properly completed a Letter of Transmittal in exchange for NTS Realty Units. Nevertheless, even though “when-issued” trading may develop, a person attempting to sell NTS Realty Units will not be paid for those NTS Realty Units until his or her Existing Partnership Units are exchanged for NTS Realty Units. Any person attempting to purchase NTS Realty Units on a “when-issued” basis assumes the risk that securities will not be issued or delivered as anticipated. Further, if a person attempting to purchase NTS Realty Units fails to pay for “when-issued” securities at the time of delivery, the person attempting to sell may not receive payment for the NTS Realty Units sold on a

“when-issued” basis. Thus, there is no assurance that a “when-issued” market will develop. Once a holder of Existing Partnership Units has exchanged his or her interests for NTS Realty Units, the person will be able to sell the NTS Realty Units by directly delivering the NTS Realty Units without the risk of payment.

20.          What trading symbol will the Company use?

We expect NTS Realty Units to trade on the AMEX under the symbol “NLP.”

21.          Who can I call if I have more questions?

Please call the Information Agent at (800) 780-7441 during the hours of 8:00 a.m. to 10:00 p.m. eastern time for further assistance.